OCTOBER 5, 2015

SUMMARY PROSPECTUS

BlackRock FundsSM  |  Investor and Institutional Shares

➢	BlackRock Impact U.S. Equity Fund

Investor A: BIRAX • Investor C: BIRCX • Institutional: BIRIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated October 5, 2015, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Impact U.S. Equity Fund

Investment Objective

The investment objective of BlackRock Impact U.S. Equity Fund (the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 8 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-59 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[3]	0.46%	0.57%	0.39%
Total Annual Fund Operating Expenses	1.11%	1.97%	0.79%
Fee Waivers and/or Expense Reimbursements[4]	(0.21)%	(0.32)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.90%	1.65%	0.65%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]	Other Expenses are based on estimated amounts for the Fund’s first full fiscal year.
[4]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 29, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% of average daily net assets (for Investor A Shares), 1.65% of average daily net assets (for Investor C Shares) and 0.65% of average daily net assets (for Institutional Shares) until September 30, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor A Shares	$612	$840
Investor C Shares	$268	$587
Institutional Shares	$66	$238

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Investor C Shares	$168	$587

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

The Fund will seek to provide total return by investing in a portfolio of equity securities of companies with positive aggregate societal impact outcomes, as determined by BlackRock using the BlackRock Scientific Active Equity (“SAE”) Impact Methodology (as developed for the Fund and described further in the section “Details About the Fund — How the Fund Invests — Investment Process — BlackRock SAE Impact Methodology”), compared to the Russell 3000® Index (the “Benchmark”), and systematic, quantitative security selection models. The principal societal impact outcomes that are currently measured include green innovation, corporate citizenship, high impact disease research, ethics controversies and litigation, although these may change at any time and one or more societal impact outcomes may not be relevant to all companies that are eligible for investment. The Fund will screen out certain companies or industries, including companies that are classified in the tobacco and alcohol industry based on Global Industry Classification (GIC) codes and certain companies whose primary business is weapons, as determined by BlackRock. Securities will then be selected and weightings allocated based on the issuer’s measurable societal impact outcomes, as determined by BlackRock, in conjunction with forecasts of return, risk and transaction costs.

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities, which include common stock, preferred stock and convertible securities. Generally, the Fund will invest in equities or other financial instruments that are components of, or have market capitalizations similar to the securities included in, the Benchmark. The companies included in the Benchmark have market capitalizations that range from approximately $65 million to $650 billion. The Fund primarily seeks to buy common stock. From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

To manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

■	Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Derivatives also may expose the Fund to greater risk and increase its costs.

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund to greater risk and increase its costs.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Regulatory Risk — The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

Risks Specific to Certain Derivatives Used by the Fund

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund and potentially higher capital gains or losses for shareholders. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

“New Issues” Risk — “New issues” are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

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Risk of Impact Investing — The Fund intends to invest in companies with measurable societal impact outcomes, as determined by BlackRock, and screen out particular companies and industries. This may affect the Fund’s exposure to certain companies or industries and the Fund will forego certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on expected societal impact outcomes and/or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have a societal impact outcome, but investors may differ in their views of what constitutes positive or negative societal impact outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

■

Risk of Using the BlackRock SAE Impact Methodology — Unlike funds that solely employ exclusion-based methodologies in order to implement their societally oriented investment programs, the Fund seeks to provide total return by investing in a portfolio of equity securities of companies with positive aggregate societal impact outcomes, as determined by BlackRock, compared to the Benchmark. The Fund screens out certain companies or industries and then selects and weights securities based on the issuer’s measurable societal impact outcomes, as determined by BlackRock, in conjunction with forecasts of return, risk and transaction costs. This methodology may have the effect of limiting investments in companies that would pass screen-based tests, which could have a negative effect on the Fund’s investment performance. The Fund may also invest in companies that would otherwise be screened out of other societally oriented funds. Security selection will be impacted by the combined focus on societal impact outcomes and forecasts of return, risk and transaction costs that is systematically and quantitatively applied to each equity investment by the Fund.

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Small and Mid-Capitalization Company Risk — Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Performance Information

Because the Fund has not commenced operations as of the date of this prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund. The Fund’s Benchmark is the Russell 3000® Index.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Travis Cooke, CFA	2015	Managing Director of BlackRock, Inc.
Ali Jahansouz	2015	Vice President of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019) or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.

There is no minimum initial investment for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$2 million for individuals and “Institutional Investors,” which, include but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for investors of Financial Intermediaries that: (i) charge such investors a fee for advisory, investment consulting, or similar services or (ii) have entered into agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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